UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 N. Military Trail, Suite 275 Boca Raton, Florida 33431	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

Genesis Group Holdings, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K (the “Original Form 8-K”) of InterCloud Systems, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on April 9, 2013, the Company entered into a Purchase Agreement (the “Purchase Agreement”), dated April 3, 2013, with AW Solutions, Inc., a Florida corporation (“AWS”), AW Solutions Puerto Rico, LLC, a Puerto Rico limited liability company (“AWPR,” and collectively with AWS, “AW Solutions”), Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay, constituting the owners of the outstanding shares of capital stock of AWS and the membership interests of AWPR (the “Sellers”), as amended by Amendment No. 1 to the Purchase Agreement, dated April 9, 2013, and Amendment No. 2 to the Purchase Agreement, dated April 15, 2013.  AW Solutions is a professional, multi-service line, telecommunications infrastructure company that provides outsourced services to the wireless and wireline industry.

On April 15, 2013 (the “Closing Date”), the Company consummated the acquisition of AW Solutions, and the Sellers transferred to the Company the outstanding shares of capital stock of AWS and the outstanding membership interests of AWPR for an aggregate purchase price of $5,215,607.50, subject to adjustment (the “Purchase Price”).  The acquisition was consummated on the terms and conditions of the Purchase Agreement and the other transaction documents as disclosed in the Original Form 8-K, which disclosure is incorporated herein by reference.

On the Closing Date, the Company made a cash payment to the Sellers in the amount of $475,000 (the “Closing Date Cash Payment”), and made a cash payment in the amount of $25,000 to an escrow agent (the “Escrow Agent”) to be held in escrow in accordance with the terms of an escrow agreement.  The Company also issued promissory notes (the “Notes”) to each of the Sellers in the aggregate principal amount of $2,107,803.75.  The Notes bear interest at the rate of 0.22% per annum and mature on the 45th day after the Closing Date, subject to an extension of the maturity date at the Company’s option for an additional 15 business days.  On the maturity date, 5% of the then-outstanding principal balance of the Notes will be delivered by the Company to the Escrow Agent to be held in escrow.  The Notes are secured by a lien on the accounts receivable of AW Solutions as of the Closing Date pursuant to a Security Agreement between the Company, AWS, AWPR and the Sellers (the “Security Agreement”).  In addition, the Company will issue to the Sellers an aggregate of 814,939 shares of common stock, par value $0.0001 per share, of the Company, within three business days of the earlier of (i) the closing of the offering pursuant to the Company’s Registration Statement on Form S-1 (SEC File No. 333-185293) originally filed with the Securities and Exchange Commission on December 5, 2012 and (ii) June 30, 2013.  Any amounts remaining held in escrow by the Escrow Agent not subject to any claims shall be released to the Sellers nine months after the closing date.

Pursuant to the Purchase Agreement, the Purchase Price is subject to customary working capital adjustments.  The Sellers also may be entitled to certain earn-out payments, as disclosed in the Original Form 8-K.  Also, on the Closing Date, AWS entered into employment agreements with each of the Sellers.

The foregoing descriptions of the transaction do not purport to be complete and are qualified in their entirety by reference to (i) the Purchase Agreement, as amended, filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K, (ii) the form of Note filed as Exhibit 10.1 hereto and (iii) the Security Agreement filed as Exhibit 10.2 hereto (collectively, the “Transaction Documents”). The Transaction Documents are being filed to provide information regarding the terms of the Company’s acquisition of AW Solutions, and no representation, warranty, covenant or agreement contained in the Transaction Documents are, or should be construed as, a representation or warranty by the Company to any person other than the Sellers, or covenant or agreement of the Company with any person other than the Sellers. The representations, warranties, covenants and agreements contained in the Transaction Documents are solely for the benefit of the parties thereto, may represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors in the Company and may be qualified by disclosures between the parties.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1
Purchase Agreement, dated April 3, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of the Company filed with the SEC on April 9, 2013).

2.2
Amendment No. 1 to Purchase Agreement, dated April 9, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay (incorporated by reference to Exhibit 2.2 of the Current Report on Form 8-K of the Company filed with the SEC on April 9, 2013).

2.3
Amendment No. 2 to Purchase Agreement, dated April 15, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay.

10.1	Form of Promissory Note issued to the Sellers.

10.2	Security Agreement, dated April 5, 2013, between the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2013	InterCloud Systems, Inc.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Purchase Agreement, dated April 3, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed with the SEC on April 9, 2013).

2.2
Amendment No. 1 to Purchase Agreement, dated April 9, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay (incorporated by reference Exhibit 2.2 to to the Current Report on Form 8-K of the Company filed with the SEC on April 9, 2013).

2.3
Amendment No. 2 to Purchase Agreement, dated April 15, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay.

10.1	Form of Promissory Note issued to the Sellers.

10.2	Security Agreement, dated April 5, 2013, between the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith W. Hayter, Bobby A. Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay.